EXHIBIT 10(a)(iii)


Amendment No. 3 dated as of October 29, 2002 to Employment Agreement dated as of January 1, 1998 (the "Agreement") by and between Colonial Commercial Corp., a New York corporation (the "Company") and Bernard Korn, residing at 2 Richmond Road, Apt. #3G, Lido Beach, N.Y. 11561)(the "Employee").

PRELIMINARY STATEMENT

         The Employee has been employed by the Company under the Agreement for a term ending at the close of business on December 31, 2003. The Company desires to insure the continuation of the Employee's employment through December 31, 2005 and the Employee is willing to insure such continuation under the terms of this amendment to the Agreement.

         Accordingly, for good and valuable consideration, the Agreement is hereby amended as follows:

         1. Section 1.02 of the Agreement is amended to read as follows:

                  The Employee's employment hereunder shall be for a term commencing as of January 1, 1998 (the "Commencement Date") and terminating at the close of business on December 31, 2005 (the "Term").

         Except as amended hereby, the Agreement is in full respects ratified and confirmed.

         IN WITNESS WEHREOF, the parties have signed this Amendment as of the date set forth above.

                            COLONIAL COMMERCIAL CORP.


                            By: /S/ JAMES W. STEWART
                            ------------------------
                            James W. Stewart
                            Executive Vice President

                            Employee:

                            /S/ BERNARD KORN
                            ------------------------
                            Bernard Korn


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